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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 10, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

          MICHIGAN                                              38-1999511
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                             Identification No.)

 25505 W. TWELVE MILE ROAD, SUITE 3000                          48034-8339
         Southfield, Michigan                                   (Zip Code)
(Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (248) 353-2700




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On May 10, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing that it was filing a Form 12b-25 with the Securities and Exchange Commission to extend the filing date of its quarterly report on Form 10-Q for the period ended March 31, 2004. The press release, dated May 10, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated May 10, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On May 10, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing that it was filing a Form 12b-25 with the Securities and Exchange Commission to extend the filing date of its quarterly report on Form 10-Q for the period ended March 31, 2004. The press release also contains certain information regarding the Company's results of operations and financial condition for the quarter ended March 31, 2004. The press release, dated May 10, 2004, is attached as Exhibit 99.1 to this Form 8-K.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT ACCEPTANCE CORPORATION
                                          (Registrant)

                                          By: /s/ Douglas W. Busk
                                             -----------------------
                                          Douglas W. Busk
                                          Chief Financial Officer and Treasurer
                                          May 12, 2004



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                                INDEX OF EXHIBITS

         EXHIBIT NO.              DESCRIPTION

            99.1         Press Release dated May 10, 2004.